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                                                                    EXHIBIT 99.2



                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of SCOLR, Inc., a Washington corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002

/s/ Steven H. Moger
-------------------------------
Steven H. Moger
Chief Financial Officer



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